UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2025

WESTERN ALLIANCE BANCORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32550	88-0365922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One E. Washington Street, Phoenix, Arizona  85004
 (Address of principal executive offices)               (Zip Code)

(602) 389-3500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	WAL	New York Stock Exchange
Depositary Shares, Each Representing a 1/400th Interest in a Share of 4.250% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A	WAL PrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On December 19, 2025, the Compensation Committee of the Board of Directors (the “Committee”) of Western Alliance Bancorporation (the “Company”) established the Western Alliance Bancorporation Executive Stock and Bonus Deferral Plan (the “Plan”). The Plan is an unfunded nonqualified deferred compensation plan designed to provide certain select employees of the Company the opportunity to defer the payment of a portion of annual cash bonus and certain stock compensation.
The Plan permits the Committee to designate qualifying employees as eligible executives, which are generally limited to the members of the Company’s Executive Leadership Team.
Each Plan year the Plan permits designated executives to elect to defer 0%, 25%, or 50% of each form of eligible compensation earned during the applicable Plan year. The Plan does not permit Company contributions. Deferrals are credited to the participant’s account as deferred stock units. Deferred stock compensation remains subject to the underlying award’s vesting schedule. Deferred stock compensation is further eligible to earn dividend equivalents if a cash dividend is paid with respect to the shares of stock underlying such deferred stock unit.
Upon a participant’s separation from service, a participant’s account will be distributed based on the participant’s payment election made at the time of deferral. A participant can elect to have deferrals paid (1) as either two or three annual installments following separation from service for any annual cash bonus deferred for the Plan year, and (2) either two or three annual installments following separation from service for any stock compensation deferred for the Plan year.
Upon the death of the participant, any outstanding, vested balance under the participant’s account will be paid to the participant’s beneficiary in a single lump sum.
Any portion of an annual cash bonus deferred to a participant’s account is subject to the Company’s Dodd-Frank Clawback Policy.
The foregoing summary of the terms and conditions of the Plan is not a complete description of the document. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Plan included as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

10.1	Western Alliance Bancorporation Executive Stock and Bonus Deferral Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ALLIANCE BANCORPORATION
(Registrant)

/s/ Dale Gibbons

Dale Gibbons
Vice Chairman and
Chief Financial Officer

Date:	December 22, 2025